Innovator Nasdaq-100 Managed 10 Buffer ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 96.9%	Shares	Value
Aerospace/Defense - 0.2%
Rocket Lab Corp. (a)	484	$ 31,436

Auto Manufacturers - 2.7%
Tesla, Inc. (a)	1,252	389,635

Beverages - 2.4%
Coca-Cola Europacific Partners PLC	1,592	174,260
Keurig Dr Pepper, Inc.	5,434	169,106
		343,366

Biotechnology - 2.0%
Vertex Pharmaceuticals, Inc. (a)	591	281,966

Computers - 10.7%
Apple, Inc.	3,793	1,171,696
Sandisk Corp. (a)	107	129,987
Western Digital Corp.	429	233,736
		1,535,419

Electric - 2.0%
Exelon Corp.	6,101	279,548

Food - 0.9%
Kraft Heinz Co.	5,012	129,560

Internet - 19.5%
Airbnb, Inc. - Class A (a)	1,496	226,674
Alphabet, Inc. - Class A	1,438	512,115
Alphabet, Inc. - Class C	1,376	490,751
Amazon.com, Inc. (a)	2,811	763,411
AppLovin Corp. - Class A (a)	286	113,227
Meta Platforms, Inc. - Class A	659	366,872
Netflix, Inc. (a)	4,389	314,735
		2,787,785

Miscellaneous Manufacturing - 0.8%
Axon Enterprise, Inc. (a)	205	108,191

Pharmaceuticals - 0.9%
Dexcom, Inc. (a)	1,582	132,018

Retail - 5.4%
O'Reilly Automotive, Inc. (a)	2,187	195,408
Walmart, Inc.	5,244	583,133
		778,541

Semiconductors - 31.7% (b)
Advanced Micro Devices, Inc. (a)	1,366	650,421
Applied Materials, Inc.	621	315,263
ARM Holdings PLC - ADR (a)	300	71,907

Astera Labs, Inc. (a)		168		52,287
Broadcom, Inc.		1,231		479,204
Intel Corp. (a)		3,648		329,049
Lam Research Corp.		1,463		428,688
Microchip Technology, Inc.		1,584		117,675
Micron Technology, Inc.		894		735,789
Monolithic Power Systems, Inc.		90		128,343
NVIDIA Corp.		5,957		1,195,868
Teradyne, Inc.		95		34,930
				4,539,424

Software - 14.3%
CoreWeave, Inc. - Class A (a)		360		25,837
Microsoft Corp.		2,302		1,069,786
Nebius Group NV (a)		224		42,652
Paychex, Inc.		2,981		348,300
Take-Two Interactive Software, Inc. (a)		760		184,619
Workday, Inc. - Class A (a)		2,314		371,027
				2,042,221

Telecommunications - 3.4%
Cisco Systems, Inc.		4,192		486,230
TOTAL COMMON STOCKS (Cost $12,524,101)				13,865,340

PURCHASED OPTIONS - 3.8% (a)	Notional Amount	Contracts		Value
Put Options - 3.8%
Invesco QQQ Trust Series 1 (c)(d)(e)
Expiration: 09/30/2026; Exercise Price: $600.00	3,371,151	49		24,768
Expiration: 12/31/2026; Exercise Price: $600.00	3,371,151	49		69,310
Expiration: 03/31/2027; Exercise Price: $575.00	3,371,151	49		82,241
Expiration: 06/30/2027; Exercise Price: $735.00	3,371,151	49		364,778
TOTAL PURCHASED OPTIONS (Cost $824,497)				541,097

TOTAL INVESTMENTS - 100.7% (Cost $13,348,598)				14,406,437
Money Market Deposit Account - 1.8% (f)				250,434
Liabilities in Excess of Other Assets - (2.5)%			(0.02464)	(352,402)
TOTAL NET ASSETS - 100.0%				$ 14,304,469

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2026 was 3.45%.

Innovator Nasdaq-100 Managed 10 Buffer ETF
Schedule of Written Options
July 31, 2026 (Unaudited)

WRITTEN OPTIONS - (2.4)%	Notional Amount	Contracts	Value
Call Options - (0.2)%
NASDAQ 100 Index (a)(b)
Expiration: 08/03/2026; Exercise Price: $29,825.00	$ (2,827,420)	(1)	$ (120)
Expiration: 08/07/2026; Exercise Price: $29,275.00	(5,654,840)	(2)	(6,330)
Expiration: 08/12/2026; Exercise Price: $29,000.00	(5,654,840)	(2)	(31,540)
Total Call Options			(37,990)

Put Options - (2.2)%
Invesco QQQ Trust Series 1 (a)(b)
Expiration: 09/30/2026; Exercise Price: $540.00	(3,371,151)	(49)	(9,540)
Expiration: 12/31/2026; Exercise Price: $540.00	(3,371,151)	(49)	(35,606)
Expiration: 03/31/2027; Exercise Price: $520.00	(3,371,151)	(49)	(49,719)
Expiration: 06/30/2027; Exercise Price: $661.00	(3,371,151)	(49)	(215,941)
Total Put Options			(310,806)
TOTAL WRITTEN OPTIONS (Premiums received $608,942)			$ (348,796)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Innovator Nasdaq-100 Managed 10 Buffer ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$ 13,865,340	$ –	$ –	$ 13,865,340
Purchased Options	–	541,097	–	541,097
Total Investments	$ 13,865,340	$ 541,097	$ –	$ 14,406,437

Liabilities:
Investments:
Written Options	$ (37,990)	$ (310,806)	$ –	$ (348,796)
Total Investments	$ (37,990)	$ (310,806)	$ –	$ (348,796)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of July 31, 2026
(% of Net Assets)
Common Stocks	$ 13,865,340	96.9%
Purchased Options	541,097	3.8
Written Options	(348,796)	(2.4)
Money Market Deposit Account	250,434	1.8
Liabilities in Excess of Other Assets	(3,606)	(0.1)(a)
	$ 14,304,469	100.0%

(a)	Represents less than 0.05% of net assets.